Company Overview OTCBB: APPA July 2013 Exhibit 99.1

Legal Disclaimer
This presentation contains "forward-looking statements" as defined by the Private
Securities Litigation Reform Act of 1995.  These forward-looking statements involve risks and uncertainties, including uncertainties associated with timely development, approval, launch and acceptance of new products, satisfactory completion of clinical studies, establishment of new corporate alliances, progress in research and development programs and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission.  Actual results may differ materially from the results expected in our forward looking statements.  We caution investors that forward-looking statements reflect our analysis only on their stated date.  We do not intend to update them except as required by law.
2 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.

Company:
A.P. Pharma, Inc.
Ticker:
OTCBB: APPA.OB
Stock Price:
$0.39 (7/5/2013)
Market Capitalization:
$119.2 million
1
Cash:
$46 million
2
Debt:
$4.8 million
2
Stock Summary
1
Based on 305.6 million common shares outstanding.  Does not include outstanding warrants for 81.1 million shares with weighted average exercise price of $0.22/share, nor shares issuable upon conversion of notes convertible for up to 120.3 million shares based on a rate of 25,000 shares for every $1,000 of principal, nor currently exercisable employee stock options for up to 27.1 million shares with weighted average exercise price of $0.38/share.
2
As of March 31, 2013
3 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.

Barry D. Quart, Pharm.D.
Chief Executive Officer
Ardea Biosciences
Agouron Pharmaceuticals
Pfizer
Robert Rosen
President &
Chief Commercial Officer
Bayer Healthcare
Sanofi-Synthèlabo
Imclone
Steve Davis
Chief Operating Officer
Ardea Biosciences
Neurogen
Mark Gelder, M.D.
Senior Vice President &
Chief Medical Officer
GE Healthcare
Bayer Healthcare
Wyeth
Senior Management
4 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.

A.P. Pharma Highlights
July 2013 © 2013. A.P. Pharma, Inc. All rights reserved. 5
Lead product candidate, APF530, is long-acting, injectable
product for chemotherapy-induced nausea and vomiting (CINV)
Incorporates widely used 5-HT3 antagonist - granisetron (Kytril ® )
5-day delivery profile
Reduces both acute- and delayed-onset CINV with single injection
Patent coverage into 2024
APF530 shown to be non-inferior to market leader Aloxi
®
1,341-patient, randomized, controlled, Phase 3 study
APF530 targets a large market opportunity, with approximately
7 million doses of chemotherapy annually in US alone*
Recent competitive setbacks could enhance commercial uptake
Could be second, long-acting, injectable product on market
A.P. Pharma has the potential to leverage its Biochronomer™
drug delivery technology, its development capacity and
commercial expertise into other opportunities
*TDR August 2006 internal report

Clinical Summary 6 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.

A Pivotal, Phase 3, Randomized Clinical Trial of the Efficacy and
Safety of APF530 Compared to Palonosetron (Aloxi
®
) for CINV
1428 chemotherapy
patients stratified by
HEC or MEC
First
Randomization
Primary
Endpoint*
Cycle 1
Cycles 2-4 Second
Randomization
All patients received
dexamethasone as appropriate to
their chemotherapy stratum.
© 2013. A.P. Pharma, Inc. All rights reserved. 7
1,341 patients in primary efficacy
population
Placebo SC +
Palonosetron
0.25 mg IV
APF530 5 mg
SC + Placebo IV
APF530 10 mg
SC + Placebo IV
APF530
5 mg SC
APF530
10 mg SC
APF530
5 mg SC
APF530
10 mg SC
* Primary end point compared complete response between groups in both the acute (day 1) and delayed
(days 2-5) phase; Complete response defined as no emesis and no rescue medications.
July 2013

Plasma concentration of granisetron (ng/mL)
0
5
10
15
20
0
24
48
72
96
120
144
168
All subjects (n= 18)
mean ± SEM

a.p. pharma

APF530 Pharmacokinetics
July 2013 © 2013. A.P. Pharma, Inc. All rights reserved. 8
Granisetron is released rapidly following injection of APF530 and continues to be released over at least 5-days, with therapeutic concentrations observed out to 6 days
*Data from patent application 20120258164 for transdermal granisetron
Time after Dosing (h)
Minimum
therapeutic
concentration of
granisetron*

Complete Response Rates (%)
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
75.0
76.9
57.2
58.5
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25 mg
APF530 10 mg

-δ̄
+δ̄
-15
-10
-5
0
5
10
15

Primary Efficacy Results: Complete Response
Patients Receiving Moderately Emetogenic Chemotherapy
Acute Delayed
APF530 10mg
Acute
Delayed
Difference in Complete Response
APF530-Aloxi (97.5% CI)
9 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
80.7
81.3
64.3
67.1
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25 mg
APF530 10 mg

-δ
+δ
-15
-10
-5
0
5
10
15

a.p. pharma

Primary Efficacy Results: Complete Response
Difference in Complete Response
APF530-Aloxi (98.33% CI)
Acute
Delayed
APF530 10mg
Patients Receiving Highly Emetogenic Chemotherapy
Acute Delayed
10 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.

Safety Summary
1
Safety results with the 5 mg dose of APF530 studied in separate arm of the phase 3 study are not included
2
>90% of injection site reactions were reported as mild; one patient discontinued due to injection site reaction
Reported in Cycle 1
11 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.
APF530 10 mg Aloxi 0.25 mg
N % N %
Drug Related Serious Adverse Events 0 0 0 0
Discontinued Due to Adverse Event 1 0.2 0 0
Frequent Adverse Events
Gastrointestinal Disorders
Constipation
Diarrhea
Abdominal pain
72
44
13
15.4
9.4
2.8
62
39
28
13.4
8.4
6.0
Nervous System
Headache 47 10.0 45 9.7
Injection Site Placebo (NaCl)
Bruising
Erythema (redness)
Nodule (lump)
Pain
93
51
50
33
19.9
10.9
10.7
7.1
41
14
3
5
8.9
3.0
0.6
1.1
2
1

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
53.8
58.8
61.7
62.0
Cycle 1
Cycle 2
Cycle 3
Cycle 4

100
90
80
70
60
50
40
30
20
10
0
63.3
73.7
76.9
82.1
Cycle 1
Cycle 2
Cycle 3
Cycle 4

Efficacy through Multiple Chemotherapy Cycles
July 2013 © 2013. A.P. Pharma, Inc. All rights reserved. 12
1
Overall Complete Response defined as no emesis and no rescue medications during 0 to 120 hours following chemotherapy
Moderately Emetogenic
Chemotherapy
Highly Emetogenic
Chemotherapy
Overall Complete Response Rates
1
for APF530 10 mg

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
67.1
76.6
80
85.3
Cycle 1
Cycle 2
Cycle 3
Cycle 4

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
58.7
54.3
62.2
65
Cycle 1
Cycle 2
Cycle 3
Cycle 4

Sustained Efficacy of APF530 in Cycles 1-4
*Sakai et al (Ann Oncol.
2008;19)
Complete Response Rates for Delayed-Onset CINV in Patients
Receiving Highly Emetogenic Chemotherapy
351 315 254 117
100% 90% 72% 33%
240 171 130 95
100% 71% 54% 40%
N =
% of Cycle 1
APF530 500 mg Palonosetron 0.75 mg*
© 2013. A.P. Pharma, Inc. All rights reserved. CONFIDENTIAL 13
*Source: Majaro Tables, 14_2_1_91b and 14_2_1_14_1
July 2013

APF530’s Efficacy with Difficult Chemo Regimens
1
Treatment
Chemotherapeutic Regimen APF530 10 mg Aloxi 0.25 mg
Moderately
Emetogenic
Acute
Cyclophosphamide/Doxorubicin 70.7% 65.7%
All other regimens 84.4% 85.0%
Delayed
Cyclophosphamide/Doxorubicin 47.4% 46.3%
All other regimens 72.9% 70.0%
Highly
Emetogenic
Acute
Cisplatin regimens 81.1% 75.5%
Carboplatin/Paclitaxel 85.4% 89.8%
All other regimens 75.4% 67.6%
Delayed
Cisplatin regimens 66.0% 60.4%
Carboplatin/Paclitaxel 70.8% 71.4%
All other regimens 65.2% 57.4%
1
Data from post-hoc analysis. Not statistically significant.
Highlighted MEC regimen changed to HEC in 2011 ASCO Guidelines
14 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
81
81
64
67
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25 mg
APF530 10 mg

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
67
75
51
56
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25 mg
APF530 10 mg

Efficacy Maintained With Reanalysis of HEC Protocol Specified HEC Population Acute Delayed 15 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved. Acute Delayed ASCO 2011 Guideline HEC Population

Summary of Clinical Results
Bioerodible polymer technology releases granisetron to prevent CINV over at least 5 days
Large, randomized, Phase 3 study conducted with APF530 showing non-inferiority to Aloxi with the 10 mg of APF530
For both acute- and delayed-onset CINV
With both moderately and highly emetogenic chemotherapy
APF530 was well-tolerated
Incidence of adverse events comparable to Aloxi
Injection site reactions where predominately mild
Good response rates were observed in difficult chemotherapy
regimens
Efficacy was maintained with reanalysis using ASCO 2011 guidelines and through multiple cycles of chemotherapy
TQT study showed APF530 has no effect on QT; differentiated from
Zofran (most common dose restricted) and Anzemet (CINV claim removed)
16 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.

Regulatory Status 17 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.

APF530 NDA Status
Submitted NDA in May 2009 under 505(b)(2) filing pathway
Received Complete Response Letter in March 2010
FDA raised major issues in three main areas:
Dosing system
Chemistry, Manufacturing, and Controls (CMC)
Clinical/statistical
Resubmitted NDA in September 2012
Addressed issues raised in Complete Response Letter
Received Complete Response Letter March 2013 raising three
main issues:
CMC: correction of PAI issues and revision of one in-vitro release method
Requirement for Human Factors Validation Study with commercial product
Re-analysis of the existing Phase 3 study using the ASCO 2011 guidelines for catagorization of MEC and HEC
18 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.

New Management Team is Addressing the CRL
Chemistry, Manufacturing, and Controls
Sites with PAI issues are being eliminated from the supply chain, with work transferred to well established site with no PAI issues
Secondary benefit of consolidating manufacturing and release efforts:
substantial improvement in COGS
New in-vitro release method has been developed and being validated
Plan to produce three validation batches of finished product in advance of re-filing to supply Human Factors Study
Human Factors Study
Will be conducted as soon as commercial material available
Re-analysis of Phase 3 using new ASCO 2011 Guidelines
Re-analysis complete
Complete dataset and programs ready to supply to FDA
Re-submission is now planned for 1Q2014
19 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.

Commercial Opportunity 20 © 2013. A.P. Pharma, Inc. All rights reserved. July 2013

Continuing Unmet Need in CINV
Need for long-acting antiemetic
therapies
Delayed CINV (days 2-5) remains particularly
challenging to manage
Significant portion of patients fail to respond
to Aloxi
Need for antiemetic therapies with
sustained efficacy
CINV risk increases over multiple
chemotherapy cycles
1 Available at: http://www.cancer.gov/cancertopics/pdq/supportivecare/nausea/HealthProfessional/page6#Section_183
“Despite the use of both first-generation
and second-generation 5-HT
3
receptor
antagonists, the control of acute CINV, and
especially delayed nausea and vomiting,
is
suboptimal,
and there is
considerable
opportunity for improvement
with either
the addition or substitution of new agents in
current regimens.”
NCI Statement On The Existing
Unmet Need in CINV
21 © 2013. A.P. Pharma, Inc. All rights reserved.
1
July 2013

Stimulated VC finally causes vomiting
Vomiting Center (VC)
Chemoreceptor trigger zone (CTZ)
Stimulation of chemoreceptor activate VC
Stimulate VC
Chemo
Chemo activates receptors in CTZ
Chemo destroys or activates cells in the lining of the gut
Serotonin binds to 5-HT3 receptor
Stimulation of chemoreceptor; Release of Neurotransmitter (serotonin)

Addressing Debilitating Effects of CINV
July 2013 © 2013. A.P. Pharma, Inc. All rights reserved. 22
More than 7 million cycles of
chemotherapy administered each
year*
~27% are highly emetogenic
~46% are moderately emetogenic
Most chemotherapy patients will
undergo 4-15 cycles of
chemotherapy
5-HT3 antagonists are standard- of-
care for CINV
Recommended in ASCO, NCCN
and ONS guidelines
NK-1 antagonists are only indicated
in combination with 5-HT3
antagonists
An Injectable 5-HT3 antagonist is
co-administered with more than
90% of MEC and HEC regimens
If initial regimen is non-effective,
drugs are added or changed to
address CINV in subsequent cycles
*TDR August 2006

5-HT3 Antagonists Have Made a Substantial Impact
The use of high-dose
metoclopramide
Introduction of first-generation
5-HT3 antagonists (short-acting)
Approval of second-generation
5-HT3 antagonist (long-acting)
Approval of first
NK-1 antagonist
Adapted from Hawkins et al, Clinical Journal
of Oncology Nursing 2009, Volume 13, Number 1
FDA withdrawal of Anzemet and 32 mg dose of
ondansetron (Zofran) due to QT prolongation risk
5-HT3 receptor antagonists approved for CINV
© 2013. A.P. Pharma, Inc. All rights reserved. 23
Chemotherapy Acute CINV Delayed CINV
Highly
Emetogenic
granisetron (Kytril)
ondansetron (Zofran)
Aloxi
None
Moderately
Emetogenic
granisetron (Kytril)
ondansetron (Zofran)
Aloxi
Aloxi
July 2013

24
U.S. CINV Market Dynamics
Source:  WK 07/2013
July 2013
* US Oncology data added starting 1/2009.
0
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
Q2'06 Q4'06 Q2'07 Q4'07 Q2'08 Q4'08 Q2'09 Q4'09 Q2'10 Q4'10 Q2'11 Q4'11 Q2'12 Q4'12
ALOXI ANZEMET
KYTRIL KYTRIL Generic (GRANISETRON)
ZOFRAN ZOFRAN Generic (ONDANSETRON)
EMEND
Injectable Drugs for the Prevention of CINV
Number of Package Units Sold by Quarter

450
400
350
300
250
200
150
100
50
0
$ (000's)
2004
2005
2006
2007
2008
2009
2010
2011

Aloxi Market Performance
Zofran went
generic
Pricing
Average Selling Price = $175
Medicare Reimbursement = $186*
Wholesale Acquisition Cost ~ $380
Orange Book Patent Exclusivity
One patent expires April 2015
Three patents expire January 2024
25 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.
*ASP plus 6%
Aloxi Sales

~80% of Aloxi Is Used in Clinics
Hospital
Other
Clinics
1
2.2 million units
2
0.5 million units
0 3
0.1 million units
U.S. Aloxi Units by Class of Trade – 12 Months Ending June 30 2012
IMS Health and Source Healthcare Analytics (WKH) data and Eisai Co., Ltd. published sales figures
26 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.
th

>90% of Aloxi Units Contracted Through GPOs
July 2013 © 2013. A.P. Pharma, Inc. All rights reserved. 27
2.2 Million Clinic Units
8%
23%
48%
21%
Misc Onmark ION USO
IMS Health and Source Healthcare Analytics (WKH) data and Eisai Co., Ltd. published sales figures
Clinic Units by GPO – 12 Months Ending June 30
th
2012

WKH Data Oct. 2012 – Clinic Analysis
Aloxi Clinical Use Is Largely Concentrated
Cumulative Number of Accounts
32
1% accts
87
4% accts
161
7% accts
252
11% accts
500
22% accts
674
29% accts
904
39% accts
1246
54% accts
2305
100% accts
362
15% accts
80% of units (1.7M) comes from 39% of accounts (904)
50% of units (1.1M) comes from 15% of accounts (362)
28 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2,200

No New Injectable 5-HT3 Drug on Horizon
29
2012
*Company reports, Leerink Swann; **Clinical Trials.gov NCT01339260 FDC = Fixed Dose Combo; PDUFA date expected 12-15 months post P3 data
2013 2014 2015
EUR-1025 development program uncertain (once-a-day oral modified-release formulation of ondansetron)
July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.
Rolapitant P3
Oral Data
Expected  2H 2013
Rolapitant Oral
FDA Approval
Expected Q4 2014
Rolapitant IV
Study Data 1H 2014
Rolapitant IV
FDA Approval
Expected 2H 2015
FDC P3 Oral
Data Expected Q1 2013
FDC Oral
FDA Approval 1H 2014
Candidate Class Indication Sponsor Possible Launch
APF530 5-HT3 Extended release Prevention of CINV in MEC/HEC A.P. Pharma 2H 2014
FDC**
FDC combines netupitant (NK-1) with
palonosetron (Aloxi) in a single oral tablet
Prevention of CINV in MEC/HEC Eisai / Helsinn Oral 2H 2014
Rolapitant* Long-acting NK-1
Prevention of CINV in MEC/HEC
only in combination with 5-HT3
Tesaro
Oral 2H 2014
IV 2H 2015

APF530 Proposed Label
July 2013 © 2013. A.P. Pharma, Inc. All rights reserved. 30
Proposed indication submitted in NDA
INDICATIONS AND USAGE
1.1 Chemotherapy-Induced Nausea and Vomiting
APF530 is indicated for:
• Moderately emetogenic cancer chemotherapy (MEC)-
prevention of acute and delayed nausea and vomiting
associated with initial and repeat courses
• Highly emetogenic cancer chemotherapy (HEC)- prevention of acute nausea and vomiting associated with initial and repeat courses

Second Generation		✓	✓	✓	No Approved Products
		✓	✓	✓	
First Generation		✓	✓		

a.p.pharma

CINV Market
July 2013 31 © 2013. A.P. Pharma, Inc. All rights reserved.
*Indications requested in previous submission
Acute Onset
(0-24 Hours)
Delayed Onset
(24-120 Hours)
Moderately
Emetogenic
Highly
Emetogenic
Moderately
Emetogenic
Highly
Emetogenic
APF530*
Aloxi
Kytril
Zofran

Summary
July 2013 © 2013. A.P. Pharma, Inc. All rights reserved. 32
CINV market is a large commercial opportunity, with approximately 7 million doses of chemotherapy per year in US
APF530 demonstrated non-inferiority to the market share leader Aloxi, with 2012 annual sales of $440M and ~50% unit market share
APF530 product profile
5-day release PK profile
Good response in difficult chemotherapy regimens
Efficacy through multiple cycles of chemotherapy
Clean QT results
Current market dynamics are stale with minimal investment providing opportunities to become the market leader
Competitive landscape creates opportunity with the removal of Anzemet and Zofran 32mg
Greater than 80% of Aloxi sales are in the community setting and highly concentrated consistent with other supportive care products
1. TDR August 2006 internal report; 2. 2012 Eisai Annual Report; 3. Wolters Kluwer
1
2
3

A.P. Pharma Product Lifecycle Considerations
33
APF530 covered by multiple patents
2 patents covering combination of polymer, excipients and drug expire in
2021
3 patents covering APF530 expire in 2024
Polymer-based injectable products are difficult to copy
independent of IP
ANDA FDA requirements for injectable products
Must have same inactive ingredients in the same concentration as the reference listed drug
Polymers are complex mixtures of varying-length molecules, making characterization for “sameness” very challenging
July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.

Financial Summary
July 2013 © 2013. A.P. Pharma, Inc. All rights reserved. 34
Expect cash sufficient to fund through resubmission of APF530 NDA
Summary Statement of Operations
(In thousands, except per share data)
Three Months Ended
March 31, 2013
Revenue $      –
Operating expenses 12,752
Other income (expenses) (201)
Net loss $ (12,953)
Net loss per share
1
$   (0.04)
Condensed Balance Sheet Data
(In thousands)
March 31, 2013
Cash and cash equivalents $ 45,722
Total assets $ 48,979
Total stockholders’ equity $ 41,383
1
Based on 305.1 million weighted average common shares outstanding for the period ended
March 31, 2013.

Thank You A.P. Pharma, Inc. OTCBB: APPA July 2013 35 July 2013 © 2013. A.P. Pharma, Inc. All rights reserved.